UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 29, 2007

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PARLUX FRAGRANCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-15491	22-2562955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of Principal Executive Offices) (Zip Code)

954-316-9008

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operating and Financial Condition.

On June 29, 2007, Parlux Fragrances, Inc. issued a press release to announce operating results for the twelve months ended March 31, 2007, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1 and furnished according to this item.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated June 29, 2007 to announce the operating results for the twelve months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2007

PARLUX FRAGRANCES, INC.

By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys,
Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated June 29, 2007 to announce the operating results for the twelve months ended March 31, 2007.